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                                                                    EXHIBIT 32.2

                               CAMBREX CORPORATION
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Cambrex Corporation (the "Company") on form 10-Q for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory
P. Sargen, Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2007


                                        /s/ Gregory P. Sargen
                                        ----------------------------------------
                                        Gregory P. Sargen
                                        Vice President and Chief Financial
                                        Officer


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